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                                                                   EXHIBIT 10.54


                          PLEDGE AND SECURITY AGREEMENT


               THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of the eighth day of April 1999, by and between Y. DOUGLAS DOLGINOW, M.D., a Maryland resident (the "Pledgor"), and GENE LOGIC INC., a Delaware corporation (the "Secured Party").

                                    RECITALS:

               WHEREAS, Pledgor has executed a Promissory Note in favor of the Secured Party (the "Note") in the aggregate principal amount of $150,000 (the "Loan");

               WHEREAS, in order to induce the Secured Party to make the Loan to the Pledgor evidenced by the Note, the Pledgor has agreed to enter into this Agreement; and

               WHEREAS, unless otherwise defined or the context otherwise requires, the defined terms used herein shall have the same meanings assigned to them in the Note;

               NOW, THEREFORE, in consideration of the foregoing and in order to induce the Secured Party to lend funds as contemplated by the Note, the Pledgor hereby agrees with the Secured Party as follows:

        1.1 Pledge. As collateral security for the full and prompt payment (not merely the collection) of all amounts due under or with respect to the Note, and for the complete and prompt observance and performance of all of the Pledgor's other obligations thereunder, the Pledgor hereby grants to the Secured Party, its successors and assigns, a continuing security interest in, and pledges and transfers to the Secured Party, the following property (collectively, the "Collateral"):

               (a) Thirty Thousand (30,000) shares of the common stock of the Secured Party represented by stock certificate no. GL 0257 issued on April 8, 1999 (the "Certificate");

               (b) all cash and non-cash proceeds of the foregoing, including (without limitation) all dividends and other distributions; and

               (c) any Substitute Collateral, as defined in Section 1.2 below.

               In order continuously to perfect the security interest in the Certificate granted hereby, the Pledgor has, simultaneously with the execution hereof, physically delivered to the Secured Party the Certificate accompanied by appropriate undated stock powers duly executed by the registered owner thereof in blank. After an Event of Default (defined in Section 2 below) has occurred, the Secured Party may at any time cause to be transferred into its name or the name of its nominee or nominees any and all of the Collateral hereunder. The Secured Party shall at all times have the right to exchange the Certificate for certificates of smaller or larger denominations.



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               In order continuously to perfect the security interest in any
Substitute Collateral, as defined in Section 1.2 below, granted hereby, the Pledgor will, immediately before any Collateral is released, physically deliver to the Secured Party any certificates or other documentation representing said Substitute Collateral as requested by the Secured Party. After an Event of Default (defined in Section 2 below) has occurred, the Secured Party may at any time cause to be transferred into its name or the name of its nominee or nominees any and all of the Substitute Collateral hereunder.

               The Secured Party shall have all the rights with respect to the Collateral afforded to it as a secured party under the Maryland Uniform Commercial Code (the "UCC").

        1.2 Substitute Collateral. If the Pledgor grants, pledges and transfers to the Secured Party, its successors and assigns, a continuing security interest in a Cash Equivalent Instrument (defined in Section 1.3 below) equal to no less than the outstanding principal balance and accrued interest unpaid under the Note (the "Substitute Collateral") in the manner and in accordance with such procedures as determined appropriate by the Secured Party in its sole discretion (including delivery of any documentation as determined appropriate by the Secured Party), as security for the full and prompt payment (not merely the collection) of all amounts due under or with respect to the Note, and for the complete and prompt observance and performance of all of the Pledgor's other obligations thereunder, and the Secured Party determines in its sole discretion that such Substitute Collateral is acceptable and adequately secures all amounts due under the Note, then the Secured Party will release the Certificate to the Pledgor in accordance with the procedures set forth in Section 18 below, as if such Certificates constituted Excess Collateral thereunder.

        1.3 Cash Equivalent. A Cash Equivalent Instrument shall mean (a) direct obligations of the United States of America or any agency thereof, or obligations guaranteed or insured by the United States of America, provided that in each case such obligations mature within one year from the date of acquisition thereof, (b) certificates of deposit maturing within one year from the date of creation thereof issued by any U.S. national or state banking institution having capital, surplus and undivided profits aggregating at least $250,000,000 and rated at least A by Standard & Poor's Corporation and A2 by Moody's Investors Service, Inc., (c) commercial paper with a maturity of 180 days or less issued by a corporation organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investors Service, Inc., (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United Sates of America or issued by an agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities and Others, as adopted by the Comptroller of the Currency, (e) prime banker's acceptances, (f) money market funds investing in any of the above, and (g) other investments of equal or greater security and liquidity as deemed acceptable by the Secured Party in its sole discretion.

        2. Event of Default. The term "Event of Default" shall mean (i) the failure of Pledgor to pay in full any payment when due under the Note to the Secured Party, (ii) the breach by Pledgor



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of any provision hereof, or (iii) the termination or ending, with or without cause, by Pledgor or the Secured Party of Pledgor's employment with the Secured Party.

        3. Remedies upon Default. If any Event of Default should occur, then the Secured Party shall be entitled to exercise any one or more of the following remedies, without first proceeding against any other collateral security afforded to the Secured Party for any of the obligations secured hereby and without first asserting a claim against the Pledgor or any guarantor of such obligations:

               (a) The Secured Party may from time to time take whatever action at law or in equity may appear necessary or desirable in order to collect the moneys payable hereunder or secured hereby or to enforce performance and observance of any obligation, agreement or covenant hereunder.

               (b) The Secured Party may foreclose its security interest in any of the Collateral in any way permitted by law; and the Secured Party may thereupon, or at any time thereafter, in its sole discretion, without notice or demand (except such notice as may be specifically required by law) and with or without having the Collateral at the time or place of sale, sell or otherwise dispose of the Collateral, or any part thereof, at one or more public or private sales, at any time or place, at such price or prices and upon such terms, either for cash, credit or future delivery, as the Secured Party may elect. In the exercise of such remedy, the Secured Party may sell all of the Collateral as a unit even though the sales price thereof may be in excess of the amounts remaining unpaid on the Note. The Secured Party is authorized at any sale or other disposition of the Collateral, if it deems it advisable so to do, to restrict the prospective bidders or purchasers thereof to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or resale of any of the Collateral. At any such public sale the Secured Party may bid for and become the purchaser of all or any part of the Collateral, and such sale or sales may be held without demand of performance, notice of intention to sell, the time or place of sale or any other matter, except for such notice as may be specifically required by law; and the purchaser at any such sale or other disposition shall thereafter hold the Collateral sold absolutely free from any claim or right of the Pledgor of whatsoever kind, including any right of redemption of the Pledgor, all such rights being hereby expressly waived and released by the Pledgor to the extent permitted by law.

               (c) The Secured Party may apply for a receiver for the Collateral and may sell the Collateral pursuant to a judicial sale, and the Pledgor hereby assents to the passage of a decree for the sale of any of the Collateral by any court having jurisdiction. The Pledgor hereby authorizes and empowers the Secured Party to sell its interest in the Collateral in accordance with the Maryland Rules of Procedure or any other applicable law. Such Collateral or any interest therein may be sold upon such terms and in as many lots as the person conducting the sale may, in his sole discretion, elect. No re-advertisements of any sale shall be required if the sale is adjourned by announcement, at the time or place set therefor, of the date, time or place to which the same is to be adjourned.

               (d) The Secured Party may exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining to any of the Collateral, as if



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the Secured Party were the absolute owner thereof, including (without limitation) the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledgor or upon the exercise by or on behalf of the Pledgor or the Secured Party of any right, privilege or option pertaining to any of the Collateral.

               (e) The Secured Party may take possession of the Collateral pursuant hereto without legal process and without incurring liability to the Pledgor therefor for the purpose of exercising its rights hereunder.

               (f) The Secured Party may exercise any other right or remedy with respect to any of the Collateral given to secured parties under the UCC or other applicable law.

               (g) Any notification required by Section 9-504 of the UCC shall be deemed reasonably and properly given if mailed, certified or registered mail, postage prepaid, to the Pledgor, at least ten (10) days before any sale or disposition of any of the Collateral which is subject to the UCC. Any advertisement of the sale or other disposition of such Collateral shall be deemed to be reasonable if such advertisement is placed in a newspaper of general circulation in or about the location of the Pledgor's residence, the chief executive offices or principal place of business of the Pledgor or the location of the sale at least once in each of the two (2) calendar weeks immediately preceding the sale.

               (h) Any proceeds received from the exercise of any remedy hereunder, after deducting therefrom any and all costs and expenses incurred in securing possession of any Collateral, in shipping and storing the Collateral, in preparing the Collateral for sale or otherwise dealing with Collateral prior to any sale or other disposition thereof and in connection with the sale or other disposition thereof (including, without limitation, attorneys' and accountants' fees and brokers' commissions), shall be applied toward the payment of any and all amounts due under or with respect to the Note, including interest, and all other costs and expenses incurred by the Secured Party in connection with this Agreement or the Note which are then due and payable, in such order and amounts as the Secured Party, in its sole discretion, may elect. If such net proceeds should be insufficient to pay the same and a deficiency shall result, the Pledgor shall nevertheless remain liable for such deficiency; and if such proceeds should be more than sufficient to pay the same, then in case of a surplus, such surplus shall be accounted for and, if any amounts due under the Note remain outstanding, retained by the Secured Party, who shall hold the same as security for the payment of the Note; otherwise, such surplus shall be paid over to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

        4. Representations and Warranties. The Pledgor hereby represents and warrants to the Secured Party as follows:

               (a) The Pledgor is and will remain the true and lawful owner of all the Collateral and, except for the security interest created hereunder, he has and will continue to have good and marketable title thereto, free and clear of all liens, charges and encumbrances whatsoever.



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               (b) The Pledgor has and will continue to have full legal power and right to pledge and grant the security interest conveyed hereby in the Collateral and every part thereof; the making of such pledge and the granting of such security interest do not and will not violate the provisions of any law, regulation, contract, agreement, restrictive covenant or legend, order of court, corporate charter or bylaw, stockholders agreement or other instrument binding upon him or any part of the Collateral; and no consent or approval of any governmental body or regulatory authority, or any securities exchange, was or is necessary to the validity or effectiveness thereof.

        5. Preservation of Collateral. The Pledgor will pay promptly when due all taxes, assessments and governmental charges and levies upon or against the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings. The Secured Party may, at its option, make any payments or take any other action it may reasonably deem necessary or desirable to cure any Event of Default, to remove or discharge any liens, attachments or levies, whether voluntary or involuntary, or otherwise to conserve, protect or further perfect its interest in the Collateral. The Pledgor shall, promptly upon demand, reimburse the Secured Party for all such advances or expenses incurred by the Secured Party, together with interest at the Applicable Federal Rate plus two percent (2%), calculated from and including the date of advance or payment to and including the date of reimbursement.

        6. Dividends. All dividends paid upon or in respect of the Collateral and all stock or property representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Collateral or any part thereof or resulting from a split-up, revision or reclassification of the Collateral or any part thereof or received in addition to, in substitution of or in exchange for the Collateral or any part thereof as a result of a merger, consolidation, recapitalization or otherwise, shall be paid, delivered or transferred, as appropriate, directly to the Secured Party immediately upon the receipt thereof by the Pledgor in precisely the form received, and may, in the case of cash, be applied at the Secured Party's option to the payment of the Note (in whatever order and priority it may, in its sole discretion, elect), whether or not the same may then be due or otherwise adequately secured, and shall, in the case of all other property, together with any cash received by the Secured Party and not applied as aforesaid, be held by the Secured Party pursuant hereto as part of the Collateral pledged under and subject to the terms of this Agreement.

        7. Voting Rights. Upon the occurrence and during the continuation of any Event of Default, the Secured Party may exercise all voting rights and all other rights conferred on the owner of any shares of stock included among the Collateral. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall have the right to vote its shares of voting stock in the Secured Party on all corporate matters arising in the ordinary course of business. Under any circumstances and as to any matters not governed by the foregoing provisions of this Section 7, the Pledgor may only exercise its voting rights with respect to the Collateral with the prior consent of the Secured Party.

        8. Power of Attorney. The Pledgor does hereby irrevocably constitute and appoint the Secured Party his true and lawful attorney, with full power of substitution, for him and in his name, place and stead, after an Event of Default has occurred, to ask, demand, collect, receive,



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receipt for, sue for, compound or give acquittance for any and all sums or properties which may be or become due, payable or distributable on or in respect of the Collateral or which constitute a part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as the Pledgor could itself do, and to endorse or sign the name of the Pledgor on all commercial paper given in payment or in part payment thereof and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of the Pledgor, or otherwise, which the Secured Party may deem necessary or appropriate to collect or otherwise realize upon any and all of the Collateral, or to effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Secured Party in and to the Collateral and the security intended to be afforded hereby. The foregoing power of attorney, being coupled with an interest, is irrevocable during the term of this Agreement.

        9. Term. This Agreement shall terminate at such time as the Note has been paid in full.

        10. Possession. (a) The Secured Party shall maintain the Collateral prior to sale, as well as any part of the Collateral which is not so sold, in a place of safe-keeping under its control. Upon termination of this Agreement in accordance with its terms, the Secured Party shall promptly deliver possession of any of the Collateral then remaining in its possession to the Pledgor. The Pledgor hereby releases the Secured Party from any liability for any act or omission relating to the Collateral or this Agreement, except for actual losses resulting solely from the Secured Party's willful misconduct.

               (b) The Secured Party shall permit the Pledgor or his representatives to inspect the Collateral, upon reasonable notice and at such times as the Collateral is reasonably accessible during regular business hours, either before or after the occurrence of an Event of Default hereunder.

        11. Perfection. The Pledgor will execute and deliver to the Secured Party such financing statements, amendments to financing statements, continuation statements, stock certificates, stock powers and other documents, certificates, instruments and agreements as the Secured Party deems necessary or advisable to accomplish or facilitate the transactions contemplated hereby and will pay all filing, recordation and registration fees and taxes incurred in connection therewith.

        12. Exercise of Rights. Any delay on the part of any party hereto in exercising any power, option, privilege or right hereunder shall not operate as a waiver thereof, and no single or partial exercise of any power, option, privilege or right hereunder shall preclude other or future exercise thereof, or the exercise of any other power, option, privilege or right. The waiver by the Secured Party of any Event of Default shall not constitute a waiver of any subsequent default, but shall be restricted to the default so waived. If any part of this Agreement should be contrary to any law which the Secured Party might seek to apply or enforce, or be otherwise defective, the other provisions of this Agreement shall not be affected thereby, but shall continue in full force and effect. All rights, remedies and powers of the Secured Party hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies



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and powers given hereunder or in or by any other instrument or any law now existing or hereafter made or enacted. The Pledgor shall, upon demand, reimburse the Secured Party for all expenses incurred by it in connection with the exercise of any remedies granted hereunder, which sums shall be secured by the security interest granted hereunder.

        13. Assignment. The Secured Party may assign or transfer the whole or any part of the indebtedness of the Pledgor secured hereunder, and the Secured Party may assign and transfer as collateral security therefor its security interest in the whole or any part of any collateral security provided by the Pledgor under this Agreement or otherwise. Such transferee(s) of the Secured Party shall have the same rights and powers with reference to such security interest, the obligations of the Pledgor and the benefit of this Agreement and the Collateral conveyed hereunder as are herein given to the Secured Party.

        14. Notices. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally, or if sent by registered or certified mail, postage prepaid, return receipt requested, as follows:

               If to the Secured Party to:

               Gene Logic Inc.
               708 Quince Orchard Road
               Gaithersburg, Maryland 20878

               attn: Mark Gessler

               with a required copy to:

               Mr. Wallace Christner
               Venable
               1201 New York Ave., N.W.
               Suite 1000
               Washington, DC 20005

               If to the Pledgor to:

               Doug Dolginow
               12307 Stoney Creek Road
               Pototmac, MD 20854

or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein.

        15. Binding Nature. This Agreement, and all of the terms and conditions hereof, shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of the parties hereto and the transferees, successors and assigns of the Secured Party, but shall not inure to the benefit of any other person.



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        16. Construction. When used herein, the singular may also refer to the plural, and vice versa; and the use of any gender shall be applicable to all genders. All representations, warranties, covenants, undertakings, obligations, waivers and other agreements of the Pledgor herein shall survive the effective date hereof and shall continue in effect throughout the term of this Agreement.

        17. Governing Law. The laws of the State of Maryland shall govern the construction of this Agreement. The Pledgor hereby consents to the jurisdiction and venue of any proceeding to enforce any of his obligations under this Agreement which is brought in any state or federal court in the State of Maryland.

        18. Release. Upon the full and final payment, performance and satisfaction of all of the obligations under the Note, the Secured Party shall execute and deliver to the Pledgor such releases, termination statements and estoppel certificates as the Pledgor may reasonably request; provided that all such documents shall be prepared, reviewed and filed or recorded at the Pledgor's sole cost and expense (including, without limitation, the reasonable fees of counsel to the Secured Party).

               At such time when a payment is made on the Note in the manner described in the Note, and only if in the Secured Party's sole and reasonable discretion it finds that the value of the Collateral exceeds the outstanding principal balance, accrued interest and all other amounts due under the Note by a minimum of $5,000 (the "Excess Collateral"), then if requested by Pledgor, the Secured Party will release the Excess Collateral to the Pledgor in the manner described in this section.


                                    * * * * *


               IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed under seal, intending it to be a sealed instrument, as of the day and year first above written.


 ATTEST or WITNESS:                                  PLEDGOR



/s/ Al Lichtenstein                    /s/ D. Dolginow                (SEAL)
---------------------------            ---------------------------
                                       Y. DOUGLAS DOLGINOW, M.D.


                                       SECURED PARTY,
                                       GENE LOGIC INC.



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/s/ Diane Holland                      By: /s/ Mark D. Gessler        (SEAL)
---------------------------            ---------------------------
                                           Name: Mark D. Gessler
                                           Title: President & COO


















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